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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 16, 2001


                               KRAFT FOODS INC.
            (Exact name of registrant as specified in its charter)


        Virginia                     001-16483                   52-2284372
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


Three Lakes Drive, Northfield, Illinois                          60093-2753
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (847) 646-2000



        (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         On October 16, 2001, Kraft Foods Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2001. A copy of the press release is attached as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.


    99.1        Kraft Foods Inc. Press Release dated October 16, 2001



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KRAFT FOODS INC.

                                    By: /s/ JAMES P. DOLLIVE
                                        ----------------------------------
                                        Name:  James P. Dollive
                                        Title: Senior Vice President
                                               and Chief Financial Officer

Date:  October 16, 2001


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                              INDEX TO EXHIBITS

  EXHIBIT NO.                                   DESCRIPTION
  ----------                                    -----------
    99.1      Kraft Foods Inc. Press Release dated October 16, 2001